Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) - USD ($) $ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Accrued expenses	[1]	$ 3,003	$ 5,245
Accrued payroll and employee benefits		2,021	5,736
Advances from customers	[2]	670	524
Others		244	173
Total		$ 5,938	$ 11,678

[1]	Accrued expenses mainly represent accrued freight charges and other accrued expenses related to the business operation.
[2]	Advances from customers mainly represent the advance received from customers for the finished goods purchases. The change in contract liabilities primarily represents the cash received, less amounts recognized as revenues during the period.